UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 26, 2017
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)
(212) 297-1000
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 26, 2017, the Board of Trustees (the “Board”) of Gramercy Property Trust (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) and also amended and restated the Bylaws to give effect to such amendments.  Specifically, the Board adopted an amendment to Article XIII of the Bylaws, effective immediately upon adoption, to provide shareholders, in addition to the Board, with the power to alter, amend or repeal any provision of the Bylaws and to make new bylaw provisions, in each case by the affirmative vote of a majority of all the votes entitled to be cast on the matter.  The Board also adopted a corresponding amendment to Section 2.08, Article II of the Bylaws to ensure consistency with voting standards contained in Article XIII of the Bylaws as so amended.  The foregoing description of the amendments to the Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Bylaws, as so amended and restated, which are attached hereto as Exhibit 3.1, and are incorporated herein by reference.

Item 8.01	Other Events.
A press release was filed by the Company on May 2, 2017 announcing that Gramercy Property Europe plc ("the Fund"), a Europe-focused real estate investment fund sponsored by the Company and managed by a subsidiary of the Company, has entered into an agreement to sell 100% of the Fund's assets to a consortium of clients managed by AXA Investment Managers - Real Assets. The press release announcing the transaction is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Bylaws.
99.1	Press Release of Gramercy Property Trust, dated May 2, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

May 2, 2017	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3.1	Amended and Restated Bylaws.
99.1	Press Release of Gramercy Property Trust, dated May 2, 2017.